UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09821

Allied Asset Advisors Funds
 (Exact name of Registrant as specified in charter)

721 Enterprise Drive, Suite 100
Oak Brook, IL 60523
(Address of principal executive offices) (Zip code)

Bassam Osman
Allied Asset Advisors Funds
721 Enterprise Drive, Suite 100
Oak Brook, IL 60523
 (Name and address of agent for service)

(877)-417-6161
Registrant's telephone number, including area code

Date of fiscal year end:  May 31, 2016

Date of reporting period: May 31, 2016

Item 1. Reports to Stockholders.

Annual Report

May 31, 2016

Iman Fund

IMAN FUND

July 20, 2016

Dear Shareholder,

Assalamu Alaykum (Greetings of Peace),

We are pleased to report that Iman Fund (the Fund) did very well in the year ending on May 31, 2016. The Fund returned +1.99% in that period, while the Dow Jones Islamic Market USA Index (IMUS) returned +0.52% and the Dow Jones Islamic Market World Index (DJIM) declined by -2.28%. The Fund outperformed the blended return of these two indexes (our benchmark) which was minus -0.88%, the Standard & Poor’s 500 Index which went up +1.72%, the Wilshire 5000 Total Market Index which went down minus -2.53%.

The Fund also outperformed the Lipper Multi-Cap Growth Funds which declined -4.14%, and the Morningstar U.S. Large Growth which returned + 0.76% in the year ending May 31, 2016 (these are the respective category classifications of Lipper and Morningstar for the Fund.)  All of the market indexes mentioned in this report are unmanaged and therefore have no expenses, while the Fund (and all mutual funds) has expenses. Investors cannot invest directly in an index.

U.S. stocks navigated several challenges in the past year traveling a choppy high volatility course to end with mixed results. The Standard & Poor’s 500 Composite Index went up 8.40% in October 2015. This helped largely to erase steep declines in August and September of 2015, due to concerns over slowing global economic growth emanating from China. But the same concerns over China haunted the market again in January 2016, causing a decline similar in degree to the rise of October 2015. Then, stocks rebounded due in part to a sharp recovery in oil prices which seemed to alleviate fears of a global economic slowdown.

The market operated in an environment of stock valuations perceived as high by some investors. This factor, coupled with the strong U.S. dollar’s negative effect on profits of U.S. based multinational companies, unsettled markets. However, investors seemed reassured by the Federal Reserve’s careful approach to raising short-term interest rates, other nations’ monetary stimulus programs, and corporate earnings that generally surpassed forecasts.  In December 2015, as widely expected, the U.S. Federal Reserve delivered its first small rate hike since 2006. Through the succeeding months, mixed signals from Fed officials—as well as from some economic data—created some uncertainty about the timing of the next increase.

After a period of favoring growth stocks, the United States value stocks outperformed growth stocks, as measured by the Russell 1000 Value and Russell 1000 Growth Indexes. Our larger than average holdings of value stocks (relative to the categories we are classified in) helped the performance of the Fund in the reporting period. This had been a detraction in some previous periods when value stocks underperformed. Despite quantitative easing in Europe, international stocks fared worse than their U.S. counterparts due in part to the dollar’s strength against many foreign currencies. This affected the Fund which owns a larger percentage of international stocks than its peers.

Health care stocks, which were generally strong across the board, received a boost from the Supreme Court’s decision to uphold a key provision of the Affordable Care Act. Stocks of managed care providers rose as speculation about consolidation within the industry intensified. Pharmaceutical companies and biotechnology firms also stood out amid a relatively high level of merger and acquisition activity.

The energy sector did not do well. Oil and gas stocks, which pared their losses from earlier in the period as oil prices bounced back a bit, still declined significantly. Weakened demand and the strength of the U.S. dollar abroad weighed on the industrial sector. Stocks in consumer staples also lost ground. Our overweighed position in the industrial and energy sectors detracted from our performance while our underweighting of consumer defensive stocks helped.

Economic parameters continued to paint a promising picture for the U.S. economy, including an upward revision to third-quarter gross domestic product (GDP), a multiyear low in unemployment, and healthy housing market trends. We expect modest interest rate hikes to continue this year in the United States, and we anticipate a broader but muddle-through economic growth with slow but

IMAN FUND

positive U.S. and global GDP. We believe that certain areas of the market offer good potentials. We remain inclined toward maintaining lower interest rate sensitivity in our portfolio. Uncertainty has spurred heightened volatility, which we view as an opportunity, particularly for investors willing to take a longer-term perspective.

In this volatile time as we adhere to our valuation discipline, we believe we have a solid portfolio of undervalued market leaders, stocks in industries with improving supply/demand trends, and strong companies that are temporarily out of favor. We focus (among other things) on companies with dominant competitive position, customer loyalty, proven marketing ability, long-term growth, positive capital stewardship, franchise value, and intellectual capital, to identify the most favorable areas to invest in.

At the Iman Fund, as you know, we take our mission to provide investors the best chance of investment success while adhering to Islamic principles very seriously.  Our work is grounded in maintaining perspective, long term discipline, and vigilance. We thank you for entrusting your assets to us and for giving us the opportunity to help you reach your financial goals in the years to come.

Very Truly Yours,

Bassam Osman, President

Past performance does not guarantee future results.

The above discussion and analysis of the Fund reflect the opinions of the Adviser as of July 2016, are subject to change and any forecasts made cannot be guaranteed and should not be considered investment advice.

Mutual Fund investing involves risk; principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Historically, the Adviser believes that the Islamic restrictions placed on the Fund have not adversely affected the Fund; however, it is possible that these restrictions may result in the Fund not performing as well as mutual funds not subject to such restrictions. Investments in smaller companies involve additional risk, such as limited liquidity and greater volatility.

The Dow Jones Islamic Market USA Index is a diversified compilation of U.S. equity securities considered by Dow Jones to be in compliance with Islamic principles. The Dow Jones Islamic Market World Index measures the global universe of investable equities considered by Dow Jones to be in compliance with Islamic principles. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Wilshire 5000 Total Market Index is a market capitalization-weighted index composed of more than 6,700 publicly-traded companies that are headquartered in the United States, are actively traded on an American stock exchange and have pricing information that is widely available to the public. You cannot invest directly in an index.

The Morningstar U.S. Large-Growth Classification portfolios invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). Most of these portfolios focus on companies in rapidly expanding industries.

The Lipper Multi-Cap Growth Funds Classification includes funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time.

Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments included in this report.

IMAN FUND
EXPENSE EXAMPLE
May 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/2015 - 5/31/2016).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15.00 annual maintenance fee.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that Iman Fund does not have any sales charge (loads), redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/15	5/31/16	12/1/15 - 5/31/16*
Actual	$1,000.00	$1,009.30	$6.88
Hypothetical (5% return before expenses)	1,000.00	1,018.15	6.91

*	Expenses are equal to the Fund’s annualized expense ratio of 1.37% multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

IMAN FUND
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
May 31, 2016 (Unaudited)

IMAN FUND

Total Rate of Return
For the Period May 31, 2006 to May 31, 2016
(Unaudited)

This chart assumes an initial investment of $10,000 made on May 31, 2006 and held through May 31, 2016.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the recent month end may be obtained by visiting www.investaaa.com.

Indices mentioned are unmanaged and used to measure stock markets.  You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

	Six	One	Five	Ten
Average Annual Total Return as of May 31, 2016	Months	Year	Years	Years
Iman Fund	0.93%	1.99%	8.53%	6.63%
Blended Dow Jones Islamic Market USA Index*/
Dow Jones Islamic Market World Index**	1.19%	(0.88)%	7.88%	6.69%

*
The Dow Jones Islamic Market USA Index is a diversified compilation of U.S. equity securities considered by Dow Jones to be in compliance with Islamic principles.  The index is constructed from stocks in the Dow Jones Indexes (DJGI) family.  Dow Jones believes that these stocks are accessible to investors and are well traded.  The DJGI methodology removes issues that are not suitable for global investing.  Prior to July 31, 2013, the performance of the Dow Jones Islamic Market USA Index did not include the reinvestment of dividends.

**
The Dow Jones Islamic Market World Index is a compilation of 56 country-level benchmark indexes considered by Dow Jones to be in compliance with Islamic principles.  The index provides a definitive standard for measuring stock market performance for Islamic investors on a global basis, in accordance with Dow Jones Indexes’s established index methodology.  Prior to April 30, 2008, the performance of the Dow Jones Islamic Market World Index did not include the reinvestment of dividends.

IMAN FUND
SCHEDULE OF INVESTMENTS
May 31, 2016
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value

COMMON STOCKS - 96.8%

	AGRICULTURE,
	CONSTRUCTION &
	MINING MACHINERY
	MANUFACTURING - 0.8%
5,400	The Toro Co.	$482,274

	APPAREL KNITTING MILLS - 0.9%
10,100	Columbia Sportswear Co.	537,017

	AUDIO & VIDEO EQUIPMENT
	MANUFACTURING - 0.8%
9,900	Dolby Laboratories, Inc. - Class A	469,755

	AUTOMOTIVE PARTS,
	ACCESSORIES &
	TIRE STORES - 0.8%
3,300	Advance Auto Parts, Inc.	507,672

	BUILDING EQUIPMENT
	CONTRACTORS - 1.1%
13,600	EMCOR Group Inc.	646,680

	BUILDING MATERIAL &
	SUPPLIES DEALERS - 1.1%
4,900	The Home Depot, Inc.	647,388

	BUSINESS SUPPORT
	SERVICES - 0.6%
11,300	WNS Holdings Ltd. - ADR (a)(b)	344,650

	CEMENT & CONCRETE
	PRODUCT
	MANUFACTURING - 0.6%
4,400	Eagle Materials Inc.	344,608

	CLOTHING STORES - 0.4%
9,400	American Eagle Outfitters, Inc.	147,016
1,500	The Children’s Place, Inc.	105,720
		252,736

	COMMERCIAL & SERVICE
	INDUSTRY MACHINERY
	MANUFACTURING - 0.9%
4,400	The Middleby Corp. (a)	546,480

	COMMUNICATIONS EQUIPMENT
	MANUFACTURING - 0.3%
11,100	ADTRAN, Inc.	215,895

	COMPUTER & PERIPHERAL
	EQUIPMENT
	MANUFACTURING - 3.4%
18,800	Apple Inc.	1,877,368
6,600	EMC Corp.	184,470
		2,061,838

	COMPUTER SYSTEMS
	DESIGN & RELATED
	SERVICES - 4.1%
11,100	Accenture PLC - Class A (b)	1,320,567
450	athenahealth, Inc. (a)	57,092
24,200	Cadence Design Systems, Inc. (a)	598,224
2,900	Cerner Corp. (a)	161,269
5,000	Perficient, Inc. (a)	104,750
9,600	Sykes Enterprises, Inc. (a)	286,272
		2,528,174

	CUTLERY & HANDTOOL
	MANUFACTURING - 0.6%
2,100	Snap-on Inc.	339,822

	DATA PROCESSING, HOSTING
	& RELATED SERVICES - 2.5%
3,900	Automatic Data Processing, Inc.	342,576
5,500	Citrix Systems, Inc. (a)	467,060
1,575	CoStar Group Inc. (a)	325,379
5,200	Red Hat, Inc. (a)	402,792
		1,537,807

	DRUGS & DRUGGISTS’
	SUNDRIES MERCHANT
	WHOLESALERS - 0.7%
5,500	The Procter & Gamble Co.	445,720

	ELECTRICAL EQUIPMENT
	MANUFACTURING - 2.4%
59,000	ABB Ltd. - ADR (b)	1,226,020
5,100	AMETEK, Inc.	243,882
		1,469,902

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2016
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value

COMMON STOCKS - 96.8% (Continued)

	ELECTRONIC SHOPPING &
	MAIL-ORDER HOUSES - 4.5%
3,200	Amazon.com, Inc. (a)	$2,312,928
9,300	Copart, Inc. (a)	460,443
		2,773,371

	ENGINE, TURBINE & POWER
	TRANSMISSION EQUIPMENT
	MANUFACTURING - 0.8%
8,200	Brunswick Corp.	392,534
600	Cummins, Inc.	68,682
		461,216

	FOOTWEAR
	MANUFACTURING - 0.8%
8,600	NIKE, Inc. - Class B	474,892

	FREIGHT TRANSPORTATION
	ARRANGEMENT - 1.3%
900	C.H. Robinson Worldwide, Inc.	67,482
15,200	Expeditors International
	of Washington, Inc.	737,960
		805,442

	GENERAL FREIGHT
	TRUCKING - 0.5%
4,600	Old Dominion Freight Line, Inc. (a)	296,010

	GROCERY & RELATED
	PRODUCT WHOLESALERS - 1.2%
16,000	Unilever PLC - ADR (b)	728,960

	HEALTH & PERSONAL
	CARE STORES - 0.6%
12,700	Vitamin Shoppe, Inc. (a)	384,048

	HOUSEHOLD APPLIANCES,
	ELECTRICAL, ELECTRONIC
	GOODS - 0.1%
230	W.W. Grainger, Inc.	52,521

	JEWELRY, LUGGAGE &
	LEATHER GOODS STORES - 0.6%
6,100	Tiffany & Co.	377,956

	LOCAL MESSENGERS &
	LOCAL DELIVERY - 0.2%
1,500	United Parcel Service,
	Inc. (UPS) - Class B	154,635

	MANAGEMENT, SCIENTIFIC &
	TECHNICAL CONSULTING
	SERVICES - 2.5%
12,900	Korn/Ferry International	372,165
10,200	MAXIMUS, Inc.	588,030
6,700	salesforce.com, Inc. (a)	560,857
		1,521,052

	MANUFACTURING &
	REPRODUCING MAGNETIC
	& OPTICAL MEDIA - 0.6%
13,700	National Instruments Corp.	391,409

	MEDICAL EQUIPMENT &
	SUPPLIES MANUFACTURING - 4.0%
5,300	3M Co.	892,096
240	C.R. Bard, Inc.	52,570
10,600	Dentsply Sirona Inc.	658,896
3,300	Edwards Lifesciences, Corp. (a)	325,050
640	Intuitive Surgical, Inc. (a)	406,214
800	Stryker Corp.	88,928
		2,423,754

	METAL ORE MINING - 0.6%
6,300	Franco-Nevada Corp. (b)	399,168

	MOTOR VEHICLE &
	MOTOR VEHICLE PARTS &
	SUPPLIES MERCHANT
	WHOLESALERS - 1.1%
2,600	O’Reilly Automotive, Inc. (a)	687,518

	MOTOR VEHICLE BODY &
	TRAILER MANUFACTURING - 0.5%
2,700	Thor Industries, Inc.	175,500
6,000	Winnebago Industries, Inc.	135,120
		310,620

	MOTOR VEHICLE
	MANUFACTURING - 0.1%
275	Tesla Motors, Inc. (a)	61,388

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2016
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value

COMMON STOCKS - 96.8% (Continued)

	MOTOR VEHICLE PARTS
	MANUFACTURING - 1.5%
7,400	Honeywell International, Inc.	$842,342
3,300	Sun Hydraulics Corp.	96,591
		938,933
	NAVIGATIONAL, MEASURING,
	ELECTROMEDICAL &
	CONTROL INSTRUMENTS
	MANUFACTURING - 3.8%
15,900	Agilent Technologies, Inc.	729,651
1,070	Illumina, Inc. (a)	154,968
5,800	MTS Systems Corp.	277,240
2,700	Rockwell Automation, Inc.	313,335
10,000	Varian Medical Systems, Inc. (a)	827,900
		2,303,094
	NEWSPAPER, PERIODICAL,
	BOOK & DIRECTORY
	PUBLISHERS - 2.9%
96,800	RELX PLC - ADR (b)	1,785,960

	OFFICE ADMINISTRATIVE
	SERVICES - 0.6%
3,700	Gartner, Inc. (a)	375,994

	OFFICE FURNITURE
	(INCLUDING FIXTURES)
	MANUFACTURING - 0.6%
13,900	La-Z-Boy Inc.	368,072

	OIL & GAS EXTRACTION - 2.1%
3,700	Diamondback Energy Inc (a)	336,515
1,000	EOG Resources, Inc.	81,360
11,200	Occidental Petroleum Corp.	844,928
		1,262,803
	OTHER ELECTRICAL
	EQUIPMENT & COMPONENT
	MANUFACTURING - 0.2%
900	Hubbell Inc.	95,643

	OTHER GENERAL
	MERCHANDISE STORES - 0.5%
3,300	Dollar General Corp.	296,670

	OTHER GENERAL
	PURPOSE MACHINERY
	MANUFACTURING - 0.3%
2,100	Graco, Inc.	168,567

	OTHER INFORMATION
	SERVICES - 6.5%
1,750	Alphabet Inc. - Class A (a)	1,310,487
1,320	Alphabet Inc. - Class C (a)	971,151
4,575	Baidu, Inc. - ADR (a)(b)	816,821
7,500	Facebook Inc. - Class A (a)	891,075
		3,989,534
	OTHER MISCELLANEOUS
	MANUFACTURING - 0.4%
7,000	Coach, Inc.	275,940

	OTHER PROFESSIONAL,
	SCIENTIFIC & TECHNICAL
	SERVICES - 1.0%
18,800	Ritchie Bros. Auctioneers Inc. (b)	615,136

	OTHER SCHOOLS &
	INSTRUCTION - 1.3%
18,900	New Oriental Education &
	Technology Group, Inc. - ADR (b)	798,525

	PAINT, COATING & ADHESIVE
	MANUFACTURING - 0.9%
5,100	PPG Industries, Inc.	549,168

	PETROLEUM &
	COAL PRODUCTS
	MANUFACTURING - 3.0%
20,500	Exxon Mobil Corp.	1,824,910

	PHARMACEUTICAL & MEDICINE
	MANUFACTURING - 8.8%
15,300	Abbott Laboratories	606,339
3,670	Alexion Pharmaceuticals, Inc. (a)	553,803
12,000	Alkermes PLC (a)(b)	556,920
2,000	Alnylam Pharmaceuticals, Inc. (a)	143,440

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2016
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value

COMMON STOCKS - 96.8% (Continued)

	PHARMACEUTICAL & MEDICINE
	MANUFACTURING - 8.8% (Continued)
5,400	Bristol-Myers Squibb Co.	$387,180
2,400	IDEXX Laboratories, Inc. (a)	210,168
4,400	Ionis Pharmaceuticals, Inc. (a)	99,836
14,900	Johnson & Johnson	1,679,081
6,500	Novartis AG - ADR (b)	516,815
300	Regeneron Pharmaceuticals, Inc. (a)	119,679
2,600	United Therapeutics Corp. (a)	309,582
2,300	Vertex Pharmaceuticals Inc. (a)	214,245
		5,397,088

	PROFESSIONAL & COMMERCIAL
	EQUIPMENT - 1.3%
4,500	Henry Schein, Inc. (a)	781,785

	RUBBER PRODUCT
	MANUFACTURING - 1.0%
5,900	Carlisle Companies Inc.	612,538

	SCIENTIFIC RESEARCH &
	DEVELOPMENT SERVICES - 0.4%
295	Biogen Idec Inc. (a)	85,471
2,100	Incyte Corp. (a)	177,261
		262,732

	SEMICONDUCTOR & OTHER
	ELECTRONIC COMPONENT
	MANUFACTURING - 7.7%
3,900	Analog Devices, Inc.	228,150
5,200	Applied Materials, Inc.	126,984
3,400	Cavium, Inc. (a)	169,150
24,600	Intel Corp.	777,114
41,339	Intersil Corp. - Class A	558,903
9,400	MKS Instruments, Inc.	385,212
5,100	NVIDIA Corp.	238,272
11,700	QUALCOMM, Inc.	642,564
11,200	Texas Instruments Inc.	678,720
18,500	Tyco International PLC	788,470
2,000	Xilinx, Inc.	94,780
		4,688,319

	SOFTWARE PUBLISHERS - 8.2%
8,500	ANSYS, Inc. (a)	757,350
2,800	Aspen Technology, Inc. (a)	106,736
14,800	Autodesk Inc. (a)	862,396
3,700	Intuit Inc.	394,642
30,800	Microsoft Corp.	1,632,400
15,200	Synopsys, Inc. (a)	785,384
2,900	Tyler Technologies, Inc. (a)	444,541
		4,983,449

	TRAVEL ARRANGEMENT
	& RESERVATION
	SERVICES - 1.1%
510	The Priceline Group, Inc. (a)	644,808

	WHOLESALE ELECTRONIC
	MARKETS & AGENTS &
	BROKERS - 0.7%
4,400	Genuine Parts Co.	426,448
	TOTAL COMMON STOCKS
	(Cost $51,266,382)	59,128,494

PREFERRED STOCK - 2.6%

	WIRED TELECOMMUNICATIONS
	CARRIERS - 2.6%
135,100	Telefonica Brasil S.A. - ADR (b)	1,556,352
	TOTAL PREFERRED STOCK
	(Cost $1,626,740)	1,556,352
	Total Investments
	(Cost $52,893,122) - 99.4%	60,684,846
	Other Assets in Excess
	of Liabilities - 0.6%	382,388
	TOTAL NET ASSETS - 100.0%	$61,067,234

Percentages are stated as a percent of net assets.

ADR – American Depository Receipt
(a)	Non Income Producing
(b)	Foreign Issued Securities

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2016

Assets:
Investments, at value (cost $52,893,122)	$60,684,846
Cash	489,031
Receivable for capital shares sold	204,074
Income receivable	129,728
Receivable for investments sold	2,088,851
Other assets	23,060
Total Assets	63,619,590

Liabilities:
Payable for investments purchased	2,322,141
Payable to Advisor (Note 3)	102,314
Payable for capital shares redeemed	20,436
Payable for professional fees	45,516
Payable for Trustee fees	10,500
Accrued expenses and other liabilities	51,449
Total Liabilities	2,552,356
Net Assets	$61,067,234

Net assets consist of:
Paid-in capital	$50,330,646
Accumulated investment income	9,374
Accumulated undistributed net realized gain on investments	2,935,490
Net unrealized appreciation on investments	7,791,724
Net Assets	$61,067,234

Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	5,476,359
Net asset value, redemption price and offering price per share	$11.15

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2016

Investment income:
Dividend income (Net of foreign withholding tax of $8,650)	$940,498
Total investment income	940,498

Expenses:
Advisory fees (Note 3)	665,115
Administration fees	80,516
Transfer agent fees and expenses	42,847
Legal fees	37,553
Fund accounting fees	29,864
Federal and state registration fees	23,997
Trustees’ fees and related expenses	13,594
Audit fees	13,282
Custody fees	8,627
Reports to shareholders	5,400
Other expenses	1,493
Total expenses	922,288
Net expenses	922,288
Net investment income	18,210

Realized and unrealized gain on investments:
Net realized gain from security transactions	2,974,184
Change in net unrealized appreciation/depreciation on investments	(1,766,045)
Realized and unrealized gain on investments	1,208,139
Net increase in net assets from operations	$1,226,349

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	May 31, 2016	May 31, 2015
From operations:
Net investment income (loss)	$18,210	$(14,619)
Net realized gain from security transactions	2,974,184	5,961,293
Change in net unrealized appreciation/depreciation on investments	(1,766,045)	288,378
Net increase in net assets from operations	1,226,349	6,235,052

From distributions:
Net realized gain on investments	(2,930,010)	(7,032,880)
Net decrease in net assets resulting from distributions paid	(2,930,010)	(7,032,880)

From capital share transactions:
Proceeds from sale of shares	8,464,219	6,777,910
Net asset value of shares issued in reinvestment
of distributions to shareholders	2,914,842	6,991,051
Payments for shares redeemed	(17,048,574)	(3,752,022)
Net increase (decrease) in net assets
from capital share transactions	(5,669,513)	10,016,939

Total increase (decrease) in net assets	(7,373,174)	9,219,111

Net assets:
Beginning of period	68,440,408	59,221,297
End of period (includes accumulated net investment
income (loss) of $9,374 and $(29,375), respectively)	$61,067,234	$68,440,408

The accompanying notes are an integral part of these financial statements.

IMAN FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended May 31,
	2016	2015		2014	2013	2012
Net asset value, beginning of period	$11.40	$11.59		$9.99	$8.35	$8.97

Income (loss) from investment operations:
Net investment income (loss)(1)	0.00 (2)	(0.00	)(2)	(0.01)	(0.03)	(0.05)
Net realized and unrealized
gains (losses) on investments	0.22	1.13		2.02	1.67	(0.57)
Total from investment operations	0.22	1.13		2.01	1.64	(0.62)

Less distributions paid:
From net realized gain on investments	(0.47)	(1.32)		(0.41)	—	—
Total distributions paid	(0.47)	(1.32)		(0.41)	—	—

Net asset value, end of period	$11.15	$11.40		$11.59	$9.99	$8.35

Total return	1.99%	10.22%		20.30%	19.64%	(6.91)%

Net assets at end of period (000’s)	$61,067	$68,440		$59,221	$45,207	$36,123

Ratio of expenses to average net assets	1.39%	1.42%		1.48%	1.59%	1.74%

Ratio of net investment income (loss)
to average net assets	0.03%	(0.02)%		(0.09)%	(0.36)%	(0.65)%

Portfolio turnover rate	70.6%	72.0%		71.7%	109.5%	96.9%

(1)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Less than one cent per share.

The accompanying notes are an integral part of these financial statements.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS
May 31, 2016

1. Organization

Allied Asset Advisors Funds (the “Trust”), an open-end management investment company, was organized as a Delaware statutory trust on January 14, 2000.  The Trust currently offers one series of shares to investors, the Iman Fund (the “Fund”), a diversified series of the Trust.  Allied Asset Advisors, Inc. (“AAA” or the “Adviser”), a Delaware corporation, serves as investment adviser to the Fund.

The Trust is authorized to issue an unlimited number of shares without par value, of each series.  The Trust currently offers one class of shares of the Fund.

The investment objective of the Fund is to seek growth of capital while adhering to Islamic principles. To achieve its investment objective, the Fund seeks investments that meet Islamic principles whose prices the Fund’s Adviser anticipates will increase over the long term. Under normal circumstances, the Fund invests its net assets in domestic and foreign securities chosen by the Adviser in accordance with Islamic principles. Islamic principles generally preclude investments in certain businesses (e.g., alcohol, pornography and gambling) and investments in interest bearing debt obligations.  Any uninvested cash will be held in non-interest bearing deposits or invested in a manner following Islamic principles.

The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates:  In preparing the financial statements in conformity with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation:  Investment securities are carried at fair value determined using the following valuation methods:

•	Equity securities listed on a U.S. securities exchange or NASDAQ for which market quotations are readily available are valued at the last quoted sale price on the valuation date.

•
Options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the most recent quoted bid price.  The Fund did not hold any such securities during the year ended May 31, 2016.

•	Securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser under direction of the Board of Trustees.

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

Summary of Fair Value Exposure at May 31, 2016

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Quoted prices in active markets for identical securities.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2016

Level 2 -
Other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar instruments in markets that are not active, model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs that are used in determining a fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment or similar investments in the marketplace. The inputs will be considered by the Adviser, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Adviser. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$59,128,494	$—	$—	$59,128,494
Preferred Stock	1,556,352	—	—	1,556,352
Total*	$60,684,846	$—	$—	$60,684,846

*	Additional information regarding the industry and/or geographical classification of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period for the Fund, as compared to their classification from the most recent annual report. It is the Fund’s policy to consider transfers into or out of Level 1, Level 2 or Level 3 as of the end of the reporting period.

Foreign Securities: Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.  The Fund does not invest in securities of U.S. or foreign governments.

Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute all of its taxable income and net capital gains to shareholders.  Therefore, no federal income tax provision is required.

As of and during the year ended May 31, 2016, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expenses in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The statute of limitations on the Fund’s tax returns remains open for the years ended May 31, 2013 through May 31, 2016.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2016

As of May 31, 2016, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$52,902,922
Gross tax unrealized appreciation	$9,799,982
Gross tax unrealized depreciation	(2,018,058)
Net tax unrealized appreciation	$7,781,924
Undistributed ordinary income	832,696
Undistributed long-term capital gain	2,121,968
Total distributable earnings	$2,954,664
Other accumulated losses	—
Total accumulated gain	$10,736,588

The difference between book basis and tax basis unrealized and realized gains and losses is attributable primarily to the tax deferral of losses relating to wash sale transactions and mark-to-market on PFICs.

Under current tax laws, losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year.  For the fiscal year ended

May 31, 2016, the Fund did not defer, on a tax basis, any post-October losses.

Distributions to Shareholders:  The Fund will distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities.  These income and gains distributions will generally be paid once each year, on or before December 31.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The tax character of distributions paid were as follows:

	Year Ended	Year Ended
	May 31, 2016	May 31, 2015
Ordinary Income	$623,010	$2,097,111
Long-term capital gains	$2,307,000	$4,935,769

Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book/tax differences related to the components of the Fund’s net assets.  These reclassifications have no impact on the net assets or net asset value of the Fund.  For the fiscal year ended May 31, 2016, accumulated undistributed net investment income was increased by $20,539; and accumulated undistributed net realized gain was decreased by $20,539.

Other:  Investment transactions and shareholder transactions are accounted for on the trade date.  Net realized gains and losses on securities are computed on the basis of specific security lot identification.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Recent Accounting Pronouncement:  In August 2014, the FASB issued ASU 2014-15 — Presentation of Financial Statements — Going Concern (Subtopic 205-40). The pronouncement determines management’s responsibility regarding assessment of the Fund’s ability to continue as a going concern, even if the Fund’s liquidation is not imminent. Currently, no similar guidance exists. Under this guidance, during each period in which financial statements are prepared, management needs to evaluate whether there are conditions or events that, in the aggregate, raise substantial doubt about the Fund’s ability to continue as a going concern within one year after the date the financial statements are issued. Substantial doubt exists if these conditions or events indicate that the Fund will be unable to meet its obligations as they become due. If such conditions or events exist, management should develop a plan to mitigate or alleviate these conditions or events. Regardless of management’s plan to mitigate, certain disclosures must be made in the financial statements. ASU 2014-15 is effective for annual periods ending after December 15, 2016, however, early adoption is permitted. Management does not believe that the update will have an impact on the Fund’s financial statements.

Subsequent Events: In preparing these financial statements, management has performed an evaluation of subsequent events after May 31, 2016 through the date the financial statements were issued, and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2016

3. Investment Advisory and Other Agreements

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser, with whom certain officers and a Trustee of the Trust are affiliated, to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s daily average net assets.

For the year ended May 31, 2016, the Fund had advisory expenses of $665,115 and as of May 31, 2016, the Fund had $102,314 payable to the Adviser.

The Trust has a distribution agreement and a servicing agreement with Quasar Distributors, LLC (the “Distributor”).  Fees for such distribution services are paid to the Distributor by the Adviser.

4. Capital Share Transactions

Capital Share Transactions of the Fund for the year ended May 31, 2016, were as follows:

	Amount	Shares
Shares sold	$8,464,219	766,430
Shares reinvested	2,914,842	264,986
Shares redeemed	(17,048,574)	(1,560,494)
Net decrease	$(5,669,513)	(529,078)
Shares Outstanding
Beginning of period		6,005,437
End of period		5,476,359

Capital Share Transactions of the Fund for the year ended May 31, 2015, were as follows:

	Amount	Shares
Shares sold	$6,777,910	582,616
Shares reinvested	6,991,051	636,708
Shares redeemed	(3,752,022)	(324,889)
Net increase	$10,016,939	894,435
Shares Outstanding
Beginning of period		5,111,002
End of period		6,005,437

5. Securities Transactions

During the year ended May 31, 2016, the cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $46,718,938 and $54,175,913, respectively. There were no purchases or sales of U.S. government securities for the Fund.

6. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2016, the North American Islamic Trust (“NAIT”) held 54.84% of the Fund. NAIT is the parent company of the Adviser.

IMAN FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of
Iman Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Iman Fund (the “Fund”) as of May 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Iman Fund as of May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
July 28, 2016

IMAN FUND
DISCLOSURE REGARDING THE BOARD OF TRUSTEES
APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

In approving the continuance of the investment advisory contract between Allied Asset Advisors Inc. (the “Adviser”) and the Iman Fund (the “Fund”), the Board of Trustees of the Fund (the “Board”) was advised by, and the independent Trustees of the Board met in executive session with, independent legal counsel to discuss the duties of the Trustees in consideration of the continuance of the agreement. The Board received and reviewed a substantial amount of information provided by the Adviser and third parties in response to the Board’s requests. Based on its evaluation of the information provided, the Board, at a meeting held April 18, 2016, approved continuation of the investment advisory contract for a period through June 29, 2017.

The Board reviewed and analyzed various factors in considering the contract and reaching its conclusions, including each of the factors described below.

1.  Nature, Quality, and Extent of Services
The Board’s analysis of the nature, quality, and extent of the Adviser’s service to the Fund took into account the knowledge gained from the Board’s regular meetings with the Adviser throughout the prior year.  In addition, the Board reviewed information on the key personnel involved in providing investment management services to the Fund and the Adviser’s performance of services for the Fund, such as stock selection, adherence to the Fund’s investment restrictions, and monitoring compliance with applicable Fund policies and procedures.  The Board concluded that the nature, quality, and extent of the services provided by the Adviser to the Fund were appropriate and the Fund was likely to continue to benefit from services provided under its contract with the Adviser.

2.  Investment Performance of the Fund and the Adviser
In considering the performance of the Fund and the Adviser, the Board compared the Fund’s performance with that of a universe of greater than 1,000 U.S. large cap mutual funds, as determined by Morningstar, an independent data service provider.  The performance data was for one, three, five and ten year periods ended March 31, 2016.  The Board also compared the Fund’s performance for the three month, six month and one, three, five and ten year periods ended March 31, 2016 with that of five benchmark indices:  the Dow Jones Islamic Market US Index/Dow Jones Islamic Global Index blended rate (the “Blended Rate”), the Dow Jones Islamic Market US Index (the “IMUS”), the Dow Jones Islamic Global Index (the “DJIM”), the S&P 500 Index (the “S&P”) and the Russell 3000 Growth Index (the “Russell”). In addition, the Board also compared the Fund’s performance for the three month and one, three, five and ten year periods ended March 31, 2016 with five other mutual funds that follow Islamic principles.

The Board considered that the Fund had outperformed the Blended Rate, the IMUS and the DJIM for the one, three and five year periods ended March 31, 2016, was in line with the Blended Rate and the IMUS for the six month period then ended, and had trailed the Blended Rate, the IMUS and DJIM for the three month period.  The Board also noted that the Fund was in line with the S&P for the six month and one year periods ended March 31, 2016; and had underperformed the S&P for the three month, three year and five year periods ended March 31, 2016.  The Board also considered that the Fund had underperformed the Russell for all of the reported periods ended March 31, 2016, but was in line with the Russell for the one year period then ended.

The Board considered that the Fund had outperformed all of the Islamic principles peer funds for the three year period ended March 31, 2016 and, with the exception of one of the funds, the six month and one year periods ended March 31, 2016.  The Board also noted that the Fund had outperformed three of the peer funds for the five year period then ended.  The Board also considered that the Fund had underperformed all of the peer funds for the three month period and one of the peer funds for the six month, one year and five year periods ended March 31, 2016.

The Board also reviewed the Fund’s performance against its peer universe, noting that the Fund underperformed its peer universe median for the three, five and ten year periods, while outperforming its peer universe median for the one year period ended March 31, 2016.  The Board then discussed the principal reasons for the Fund’s underperformance and outperformance in various periods.

After considering all the information, the Board concluded that, although past performance cannot be a guarantee of future performance, the Fund and its shareholders were benefiting from the Adviser’s investment management of the Fund.

IMAN FUND
DISCLOSURE REGARDING THE BOARD OF TRUSTEES
APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited), (Continued)

3.  Costs of Services and Profits Realized by the Adviser
The Board examined the fee and expense information for the Fund as compared to that of other comparable funds and noted that the Adviser’s management fees, as a percentage of net assets, were in the fourth quartile of comparable funds and were higher than the peer group median reported by Morningstar.  The Board noted, however, that the Fund’s special nature makes it distinct from most of the funds in its Morningstar peer group, which included many funds that are part of much larger families of funds and, therefore, realize economies of scale that the Fund does not.

In addition, the Board considered the Adviser’s costs in serving as the Fund’s investment adviser and manager.  The costs include those associated with the personnel and systems necessary to manage the Fund.  The Board noted, also, that the costs included those associated with Rule 12b-1 expenses that the Adviser had paid on behalf of the Fund, since the Fund did not have a Rule 12b-1 Plan.  An officer of the Adviser indicated that the Adviser’s fees would be somewhat more in line with the peer group median if these costs had been borne by the Fund through a Rule 12b-1 Plan.  The Board also considered the financial condition of the Adviser and, with the exception of the most recent two years, the losses incurred by the Adviser.  An officer of the Adviser indicated that, while the Adviser was profitable for the first time in recent years, the higher revenue was mostly due to the increase in Fund assets.  The Board also considered the succession plan of the Adviser, in the event that the sole portfolio manager for the Fund were no longer be able to fulfil this role.  An officer of the Adviser stated that the Adviser would hire a portfolio manager if this scenario occurred.  The Board concluded that the management fee and the total expenses of the Fund were reasonable in light of the services provided and the performance the Fund achieved over various time periods, and that the other expenses of the Fund also were reasonable.

4.  Economies of Scale
The Board considered the extent to which the Fund’s management fee reflected economies of scale for the benefit of Fund shareholders.  The Board noted that because the Adviser was operating at a loss, up until the most recent two years, a discussion of economies of scale was not applicable with respect to the management fee received by the Adviser.

5.  Other Benefits to the Adviser
The Board considered benefits that accrue to the Adviser from its relationship with the Fund.  The Board noted that the Adviser did not employ soft-dollars and therefore did not derive research products or services from brokerage commissions paid by the Fund on its brokerage transactions.

After full consideration of the above factors as well as other factors, the Board, including all independent trustees, unanimously concluded that approval of the Fund’s advisory contract was in the best interest of the Fund and its shareholders.

IMAN FUND
SUPPLEMENTAL INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Fund is set forth below. Each Trustee will serve until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request by calling (877) 417-6161 or writing to Iman Fund, c/o Allied Asset Advisors, Inc., 721 Enterprise Drive, Suite 100, Oak Brook, IL 60523.

		No. of	Principal	Other
		Funds in	Occupation(s)	Trusteeships /
Name, Age, Address	Date First	Complex	during the past	Directorships
Position with Trust	Elected	Overseen	5 years	by Trustee

Bassam Osman*, 64	President	1	1980 to present – Medical	None
721 Enterprise Drive	since 2000		Doctor; 2000 to present –
Oak Brook, IL 60523			Portfolio Manager
Trustee and President			to the Fund

Abdalla Idris Ali, 66	2000	1	2011 to present –	None
721 Enterprise Drive			Secretary General of
Oak Brook, IL 60523			“ISNA Canada”; 2009 to
Independent Trustee			2011 – Deputy Secretary
General of ISNA Canada

Mohammed Kaiseruddin, 71	Chairperson	1	1973 to present –	None
721 Enterprise Drive	since 2006 and		Nuclear Engineer,
Oak Brook, IL 60523	Independent		Sargent & Lundy
Chairperson and	Trustee
Independent Trustee	since 2000

Muhammad Kudaimi, 59	2009	1	1988 to present –	None
721 Enterprise Drive			Medical Doctor
Oak Brook, IL 60523
Independent Trustee

Mohammad Basheeruddin, 65	Treasurer	1	2001 to present –	N/A
721 Enterprise Drive	since 2003		Accounting Manager,
Oak Brook, IL 60523			North American
Treasurer			Islamic Trust (NAIT)

Azam Nizamuddin, 47	Chief Compliance	1	General Counsel and Deputy	N/A
721 Enterprise Drive	Officer since		Executive Director of NAIT
Oak Brook, IL 60523	2015		since April, 2015;
Chief Compliance Officer			1998 to 2015 –
Attorney in Private Practice

Salah Obeidallah, 58	Secretary	1	Executive Director of NAIT	N/A
721 Enterprise Drive	since 2015		since March, 2015; President
Oak Brook, IL 60523			of Allied Asset Advisors
Secretary			since June, 2015;
2000 to 2015 – Owner,
Manager of Paulison Car
Wash & Detailing Inc.

*
This trustee is deemed to be an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of the Trust and is a director and officer of Allied Asset Advisors, Inc.

IMAN FUND
SUPPLEMENTAL INFORMATION (Unaudited), (Continued)

Tax Information

The Fund designates 76.18% of its ordinary income distribution for the year ended May 31, 2016 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2015, 58.62% of the dividends paid from net ordinary income for the Fund qualifies for the dividends received deduction available to corporate shareholders.

For the year ended May 31, 2016, 100.00% of the percentage of taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C).

IMAN FUND
ADDITIONAL INFORMATION
May 31, 2016

Proxy Voting Policies and Procedures (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (877) 417-6161 or by accessing the Fund’s website at http://www.investaaa.com.  Furthermore, you can obtain the description on the SEC’s website at http://www.sec.gov.

Proxy Voting Record (Unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 417-6161.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The filing will be available, upon request, by calling (877) 417-6161.  Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

PRIVACY POLICY

In the course of servicing your account, we collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, parties to transactions, cost basis information, and other financial information.

•	Information collected from our website (including from the use of “cookies”)

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with industry standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your financial intermediary shares nonpublic personal information with nonaffiliated third parties.

INVESTMENT ADVISER
Allied Asset Advisors, Inc.
Oak Brook, Illinois

DISTRIBUTOR
Quasar Distributors, LLC
Milwaukee, Wisconsin

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
Cleveland, Ohio

ADMINISTRATOR, TRANSFER AGENT,
AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
Milwaukee, Wisconsin

CUSTODIAN
U.S. Bank, N.A.
Milwaukee, Wisconsin

LEGAL COUNSEL
Latham & Watkins
Chicago, Illinois

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.  Read the Prospectus carefully before you invest or send money. The Prospectus contains important information about the Fund, including charges and expenses. The principal value of your investment will fluctuate, and your shares may be worth less than your original cost. Quasar Distributors, LLC is the Distributor for the Fund.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The Registrant’s code of ethics is incorporated herein by reference to its form N-CSR filed on August 9, 2007.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2016	FYE 5/31/2015
Audit Fees	13,500	13,250
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentages of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2016	FYE 5/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2016	FYE 5/31/2015
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed August 9, 2007.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allied Asset Advisors Funds

By       /s/Bassam Osman
Bassam Osman, President

Date  August 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By       /s/Bassam Osman
Bassam Osman, President

Date  August 5, 2016

By       /s/Mohammad Basheeruddin
Mohammad Basheeruddin, Treasurer

Date  August 5, 2016